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                                                                    EXHIBIT 3.11

                                 STATE OF ALASKA
                DEPARTMENT OF COMMUNITY AND ECONOMIC DEVELOPMENT
                DIVISION OF BANKING, SECURITIES AND CORPORATIONS

                                   CERTIFICATE
                                       OF
                                    AMENDMENT

                              BUSINESS CORPORATION

The undersigned, as Commissioner of Community and Economic Development of the State of Alaska, hereby certifies that Articles of Amendment to the Articles of Incorporation, duly signed and verified pursuant to the provisions of the Alaska Corporations Code, have been received in this office and have been found to conform to law.

ACCORDINGLY, the undersigned, as Commissioner of Community and Economic Development, and by virtue of the authority vested in me by law, hereby issues this Certificate of Amendment to the Articles of Incorporation of

                       PTI COMMUNICATIONS OF ALASKA, INC.

and attaches hereto the original copy of the Articles of Amendment changing the corporate name to

                             ACS OF FAIRBANKS, INC.

                                        IN TESTIMONY WHEREOF, I execute this
                                        certificate and affix the Great Seal of
                                        the State of Alaska on JANUARY 28, 2000.

                                        /s/ Deborah B. Sedwick
                                        Deborah B. Sedwick
                                        Commissioner of Community
                                        and Economic Development

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                                                            Filed for Record
                                                            State of Alaska

                                                              JAN 28 2000

                                                        Department of Community
                                                        And Economic Development

                              ARTICLES OF AMENDMENT
                                       OF
                       PTI COMMUNICATIONS OF ALASKA, INC.

                  Pursuant to AS 10.06.502, et seq., PTI Communications of Alaska, Inc., hereby adopts the following Articles of Amendment to the Articles of Incorporation.

                                   ARTICLE 1.

                  The name of the Corporation is PTI Communications of Alaska, Inc.

                                   ARTICLE 2.

                  The amendment adopted is to change the name of the Corporation to ACS of Fairbanks, Inc.

                                   ARTICLE 3.

                  The Board of Directors of the Corporation approved the amendment on the 19th day of January, 2000. The sole shareholder of the Corporation approved the amendment on the 19th day of January, 2000.

                                   ARTICLE 4.

                  There are 1000 shares outstanding in the Corporation, and 1000 shares entitled to vote.

                                   ARTICLE 5.

                  There are 1000 outstanding shares in the Corporation. ALEC Acquisition Sub Corp., Owner of 1000 shares, voted for the amendment.

                   DATED this 19th day of January, 2000.

                                        PTI COMMUNICATIONS OF ALASKA, INC.

                                        By: /s/ Wesley E. Carson
                                            ------------------------------------
                                        Its: President

ARTICLES OF AMENDMENT  Page 1

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                                        By: /s/ Donn T. Wonnell
                                          --------------------------------------
                                        Its: Secretary

STATE OF ALASKA                 )
                                )ss:
THIRD JUDICIAL DISTRICT         )

         We, Wesley E. Carson and Donn T. Wonnell, say on oath or affirm that we are the President and Secretary, respectively, of PTI COMMUNICATIONS OF ALASKA, INC., and are authorized to act on behalf of said corporation. We have read the foregoing document and believe all statements made in the document are true.

                                        /s/ Wesley E. Carson
                                        ----------------------------------------
                                        Wesley E. Carson

                                        /s/ Donn T. Wonnell
                                        ----------------------------------------
                                        Donn T. Wonnell

         SUBSCRIBED and SWORN TO before me by Wesley E. Carson this 19th day of January, 2000.

                                        /s/ Tiffany L. Dunn
                                        ----------------------------------------
                                        Notary Public in and for Alaska
                                        My commission expires: 11-3-02

         SUBSCRIBED and SWORN TO before me by Donn T. Wonnell this 19th day of January, 2000.

                                        /s/ Tiffany L. Dunn
                                        ----------------------------------------
                                        Notary Public in and for Alaska
                                        My commission expires: 11-3-02

                                        ARTICLES OF AMENDMENT  Page 2